As filed with the Securities and Exchange Commission on May 28, 2014

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22790

DoubleLine Equity Funds

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President

DoubleLine Equity Funds

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Item 1. Reports to Stockholders.

Annual Report

March 31, 2014

DoubleLine Equities Small Cap Growth Fund

DBESX (I-share)

DLESX (N-share)

DoubleLine Equities Growth Fund

DBEGX (I-share)

DLEGX (N-share)

DoubleLine Equities Technology Fund

DBETX (I-share)

DLETX (N-share)

DoubleLine Equity LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Annual Report	March 31, 2014	3

President’s Letter

Dear DoubleLine Funds Shareholder,

On behalf of the DoubleLine Equity Funds, I am pleased to deliver the Annual Report for the period ending March 31st, 2014. On the following pages you will find specific information regarding each Fund’s operations and holdings. In addition, we discuss each Fund’s investment performance and the main drivers of that performance during the reporting period.

April 1, 2014 marks the one-year anniversary of the DoubleLine Equity Funds launch. We continue to broadly offer the DoubleLine Equities Small Cap Growth Fund (DBESX/DLESX) and the DoubleLine Equities Growth Fund (DBEGX/DLEGX) in two share classes (Class I and Class N). We launched the DoubleLine Equities Technology Fund (DBETX/DLETX) on August 9th, 2013 to employees, officers and Trustees of the Equity Funds and their family members; employees and officers of DoubleLine Equity LP or DoubleLine Group LP and their family members; and affiliates of DoubleLine Equity LP or DoubleLine Group LP. As we build out our equity platform we will look to more broadly launch the Fund.

If you have any questions regarding the DoubleLine Funds please don’t hesitate to call us at 877-DLine11 (877-354-6311), or visit our website www.doublelinefunds.com to hear our investment management team offer deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

President

DoubleLine Equity Funds

May 1, 2014

4	DoubleLine Equity Funds

Financial Markets Highlights

Looking back over the twelve months ended March 31, 2014, the U.S. equity market can best be described as a “Goldilocks Market,” with the economy warm enough to support continued growth in corporate earnings but not so warm as to prompt the Fed “taper” too quickly. By late March, the S&P 500® Index benchmark was setting new all time highs, and in total was up almost 22% for the 12-month period. Another important milestone was reached: in April, the S&P 500® Index surpassed the highs it had set over five years earlier in November 2007. Those highs were essentially the same highs the market had set in 2000 – therefore by April 2013 the S&P 500® Index was at least positive in nominal terms on a trailing 13-year basis.

The 12-month period was dominated by a focus on the Federal Reserve (the “Fed”), particularly the transition to Fed Chair Janet Yellen, and the initiation of a “taper” from the extraordinary policies of quantitative easing (QE). In June, then Fed Chair Bernanke began publically suggesting a wind down of QE and the capital markets did not respond well. The S&P 500® Index quickly lost 5% of its value, and significant areas within fixed income markets saw greater declines. Within days, Fed officials had backed away from taper talk and the equity markets resumed their upward climb. The Fed had effectively put a short-term floor under the equity markets.

Macroeconomic data firmed throughout the calendar year; and while not enough to call the economy robust, it was enough to slowly reduce unemployment. By the time the taper was announced on December 18th, the markets had discounted it. For instance, the yield on 10-year U.S. Treasuries had already risen 78% from its lows. The equity markets, in contrast to June, rallied subsequent to the December announcement of the taper.

In general, the equity markets had a strong bias towards growth stocks over this 12-month period. This was reflected in the sectors which outperformed and underperformed within the broader index. The weakest sectors were those that are generally perceived as the most defensive and/or favored for their dividend yields over capital appreciation potential: Telecom, Utilities, and Consumer Staples. In contrast, the growth-oriented sectors led the outperformance. Industrials were the best performers, with this segment of the S&P 500® Index up almost 30%. Healthcare (up 27%), Technology (up 26%) and Materials (up 25%) were all outperformers, which was a trend mirrored at the security level too. Within Technology, for instance, the leadership stocks were those competing in the faster-growing areas such as Internet, social media, and software-as-a-service. After the market hit all-time highs, cracks began to form by mid-March. Growth stocks began to underperform value stocks and the best performing industries, such as Biotech and Software, began to see significant declines.

Annual Report	March 31, 2014	5

Management’s Discussion of Fund Performance

DoubleLine Equities Small Cap Growth Fund

During its first year, the Fund outperformed the Russell 2000® Growth Index benchmark by approximately 10%, and returned approximately 39%. The vast majority of this outperformance was due to stock selection. From an allocation standpoint, our relative returns benefitted from our overweight positions in Consumer Staples and underweight position in Materials. Financials, Consumer Discretionary, and Industrials benefited the portfolio. In Financials, both Artisan Partners and SVB Financial provided the greatest relative lift, while Gentherm, Harman, and Restoration Hardware helped in Consumer Discretionary. Our stock selection in Industrials was positive and broad based with Astronics and DXP Enterprises providing the greatest positive impact in that sector. Two sectors were a drag on relative performance: Energy and Information Technology. Positive stock selection in our exploration and production holding were not enough to offset negative performance in our service name GeoSpace Technologies in Energy. While Mellanox Technologies, Fotinet, and Aruba Networks hurt performance in Information Technology. Since the end of the reporting period, we have sold both Mellanox and Fortinet and increased our position in Aruba Networks.

Period Ended 3-31-14	1-Year
I-Share	39.46%
N-Share	39.16%
Russell 2000® Growth Index	29.05%

DoubleLine Equities Growth Fund

During its first year, the Fund outperformed the S&P 500® Index benchmark by approximately 5%, and returned 27.83%. The vast majority of this outperformance was due to stock selection. The balance was due to our sector allocations. Specifically, our relative returns benefitted from our overweight positions in three of the S&P 500® Index strongest sectors, Industrials, Healthcare and Technology. Our lack of investments in the Telecommunications and Utilities sectors also benefited relative performance. While we are discussing sectors in this paragraph, we note that we do not actively sector rotate. Rather our sector weights are a function of our individual security selections.

Information Technology was the greatest contributor to relative performance, with Facebook, Alliance Data Systems and Palo Alto Networks providing the greatest relative lift. ARM Holdings, LinkedIn and F5 Networks were a drag on performance. Energy, despite being an underperforming sector in the benchmark, was the second greatest source of relative performance. Lufkin Industries (which was acquired during the period by GE), Continental Resources and Core Laboratories were our best performers in Energy. Consumer Discretionary was our third best sector, led by Under Armour (which we sold during the reporting period). Within this sector, Lululemon Athletica (which we sold during the reporting period) was a drag on performance. Consumer Staples also helped relative performance, with Whole Foods (which we sold during the reporting period) more than offsetting our recently-added position in Sprouts Farmers Market.

Two sectors were a drag on relative performance: Financials and Industrials. Industrials was the best performing sector in the S&P 500® Index, and our positions did not keep pace. In particular, Fastenal, Kansas City Southern, and Roper were underperformers. Similarly, our Financial Services holdings, while all had positive performance, failed to keep pace with the benchmark.

Period Ended 3-31-14	1-Year
I-Share	27.83%
N-Share	27.63%
S&P 500® Index	22.40%

DoubleLine Equities Technology Fund

Since inception in August of 2013 through March 31, 2014, the Fund has underperformed the Merrill Lynch Technology 100 Index by almost 5%. Our investments in the Hardware and Equipment industry contributed positively to relative performance, owing to strong returns from Palo Alto Networks and Faro Technologies. Universal Display and Nimble Storage were a drag on relative performance. Our investments in the Software and Services industry, representing over half of the portfolio, were roughly neutral to performance. We had some investments in that industry that performed exceptionally well during the period, such as Facebook, ServiceNow, FireEye, Splunk,

6	DoubleLine Equity Funds

Salesforce.com and Alliance data. We also had a number of investments in this industry that underperformed, such as InfoBlox, Ellie Mae, Qlik Technologies and Cornerstone. Our investments in the Semiconductor Industry also hurt relative performance, owing to our investment in Mellanox.

Period Ended 3-31-14	Since Inception 8-9-2013 (Not Annualized)
I-Share	12.40%
N-Share	12.20%
Merrill Lynch 100 Technology Index	17.36%

Past performance is not a guarantee of future results.

Opinions expressed herein are as of March 31, 2014 and are subject to change at any time, are not guaranteed and should not be considered investment advice.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings.

This report is for the information of shareholders of the Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus.

Mutual fund investing involves risk. Principal loss is possible. The DoubleLine Equities Small Cap Growth Fund, DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund may invest in foreign securities, which involve political, economic, and currency risks, greater volatility, and differences in accounting methods. These risks are greater for investments in emerging markets. The Funds may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Funds invest in smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher rated securities. Equities may decline in value due to both real and perceived general market, economic and industry conditions. The Equities Technology Fund may concentrate investments in technology companies which may be highly volatile.

Merrill Lynch 100 Technology Index: the Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and American depositary receipts.

Russell 2000® Growth Index: this Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

S&P 500 Index: the Index is a capitalized-weighted index of 500 stocks.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

The DoubleLine Equity Funds are distributed by Quasar Distributors, LLC.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to a Fund and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein.

DoubleLine has no obligation to provide revised assessments in the event of changed circumstances. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Securities discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors. The views and forecasts expressed in this material are as of the date indicated, are subject to change without notice, may not come to pass and do not represent a recommendation or offer of any particular security, strategy, or investment. Past performance is no guarantee of future results.

Annual Report	March 31, 2014	7

Schedule of Investments DoubleLine Equities Small Cap Growth Fund	March 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE $
COMMON STOCKS 97.1%

AEROSPACE & DEFENSE 4.1%
5,950	Astronics Corporation*	377,290
5,996	HEICO Corporation	360,719

		738,009

AUTO COMPONENTS 2.8%
14,693	Gentherm, Inc.*	510,141

BIOTECHNOLOGY 7.3%
3,537	ACADIA Pharmaceuticals, Inc.*	86,055
4,308	Akebia Therapeutics, Inc.*	84,265
7,538	Aquinox Pharmaceuticals, Inc.*	95,959
5,365	Foundation Medicine, Inc.*	173,665
3,477	Incyte Corporation Ltd.*	186,089
5,591	Insmed, Inc.*	106,453
11,509	Neurocrine Biosciences, Inc.*	185,295
1,867	Puma Biotechnology, Inc.*	194,429
5,309	Sarepta Therapeutics, Inc.*	127,575
3,098	Versartis, Inc.*	93,095

		1,332,880

BUILDING PRODUCTS 1.0%
2,575	Trex Company, Inc.*	188,387

CAPITAL MARKETS 6.3%
8,906	Artisan Partners Asset Management, Inc.	572,210
5,355	Financial Engines, Inc.	271,927
16,626	Marcus & Millichap, Inc.*	296,608

		1,140,745

COMMERCIAL BANKS 1.4%
1,935	SVB Financial Group*	249,189

COMMERCIAL SERVICES & SUPPLIES 3.0%
14,511	US Ecology, Inc.	538,648

COMMUNICATIONS EQUIPMENT 5.0%
23,605	Aruba Networks, Inc.*	442,594
6,919	Palo Alto Networks, Inc.*	474,643

		917,237

COMPUTERS & PERIPHERALS 3.4%
10,475	Nimble Storage, Inc.*	396,898
2,020	Stratasys Ltd.*	214,302

		611,200

DIVERSIFIED FINANCIAL SERVICES 1.5%
4,567	MarketAxess Holdings, Inc.	270,458

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.6%
5,681	Cognex Corporation*	192,359
6,911	FARO Technologies, Inc.*	366,283
21,043	Maxwell Technologies, Inc.*	271,875

		830,517

ENERGY EQUIPMENT & SERVICES 4.2%
15,959	Frank’s International N.V. (Netherlands)	395,464
5,604	Geospace Technologies Corporation*	370,817

		766,281

FOOD & STAPLES RETAILING 2.0%
5,183	United Natural Foods, Inc.*	367,578

FOOD PRODUCTS 2.0%
3,954	Hain Celestial Group, Inc.*	361,672

SHARES	SECURITY DESCRIPTION	VALUE $
HEALTH CARE EQUIPMENT & SUPPLIES 5.1%
4,122	Align Technology, Inc.*	213,479
3,677	DexCom, Inc.*	152,081
20,998	Endologix, Inc.*	270,244
8,292	LDR Holding Corporation*	284,664

		920,468

HEALTH CARE PROVIDERS & SERVICES 1.3%
6,518	ExamWorks Group, Inc.*	228,195

HOTELS, RESTAURANTS & LEISURE 2.2%
13,813	Multimedia Games Holding Company, Inc.*	401,130

HOUSEHOLD DURABLES 0.8%
1,310	Harman International Industries, Inc.	139,384

INSURANCE 1.7%
5,946	eHealth, Inc.*	302,057

INTERNET SOFTWARE & SERVICES 5.7%
7,431	Benefitfocus, Inc.*	349,034
5,613	Envestnet, Inc.*	225,530
5,933	Q2 Holdings, Inc.*	92,140
2,998	SPS Commerce, Inc.*	184,227
7,375	Textura Corporation*	185,924

		1,036,855

LEISURE EQUIPMENT & PRODUCTS 2.3%
33,678	Black Diamond, Inc.*	411,882

MACHINERY 3.6%
8,014	Altra Industrial Motion Corporation	286,100
5,668	RBC Bearings, Inc.*	361,051

		647,151

METALS & MINING 1.5%
4,162	Carpenter Technology Corporation	274,858

PHARMACEUTICALS 2.4%
9,769	AcelRx Pharmaceuticals, Inc.*	117,326
7,299	Relypsa, Inc.*	217,583
5,541	Repros Therapeutics, Inc.*	98,297

		433,206

ROAD & RAIL 2.0%
3,832	Genesee & Wyoming, Inc.*	372,930

SOFTWARE 10.5%
19,012	Ellie Mae, Inc.*	548,306
12,114	Gigamon, Inc.*	368,144
3,138	Imperva, Inc.*	174,787
13,321	Infoblox, Inc.*	267,219
8,850	PROS Holdings, Inc.*	278,864
6,263	SolarWinds, Inc.*	266,992

		1,904,312

SPECIALTY RETAIL 5.9%
8,611	Container Store Group, Inc.*	292,344
9,742	Five Below, Inc.*	413,840
5,044	Restoration Hardware Holdings, Inc.*	371,188

		1,077,372

8	DoubleLine Equity Funds	The accompanying notes are an integral part of these financial statements.

March 31, 2014

SHARES	SECURITY DESCRIPTION			VALUE $
TEXTILES, APPAREL & LUXURY GOODS 3.5%
7,723	Kate Spade & Company*			286,446
9,790	Steven Madden Ltd.*			352,244

				638,690

	Total Common Stocks (Cost $16,512,060)			17,611,432

SHORT TERM INVESTMENTS 3.4%
612,284	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦	612,284

	Total Short Term Investments (Cost $612,284)			612,284

	Total Investments 100.5% (Cost $17,124,344)			18,223,716
	Liabilities in Excess of Other Assets (0.5)%			(86,090)

	NET ASSETS 100.0%			$18,137,626

INDUSTRY BREAKDOWN as a % of Net Assets:
Software	10.5%
Biotechnology	7.3%
Capital Markets	6.3%
Specialty Retail	5.9%
Internet Software & Services	5.7%
Health Care Equipment & Supplies	5.1%
Communications Equipment	5.0%
Electronic Equipment, Instruments & Components	4.6%
Energy Equipment & Services	4.2%
Aerospace & Defense	4.1%
Machinery	3.6%
Textiles, Apparel & Luxury Goods	3.5%
Short Term Investments	3.4%
Computers & Peripherals	3.4%
Commercial Services & Supplies	3.0%
Auto Components	2.8%
Pharmaceuticals	2.4%
Leisure Equipment & Products	2.3%
Hotels, Restaurants & Leisure	2.2%
Road & Rail	2.0%
Food & Staples Retailing	2.0%
Food Products	2.0%
Insurance	1.7%
Metals & Mining	1.5%
Diversified Financial Services	1.5%
Commercial Banks	1.4%
Health Care Providers & Services	1.3%
Building Products	1.0%
Household Durables	0.8%
Other Assets and Liabilities	(0.5)%

100.0%

*	Non-income producing

♦	Seven-day yield as of March 31, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	9

Schedule of Investments DoubleLine Equities Growth Fund	March 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE $
COMMON STOCKS 94.2%

AEROSPACE & DEFENSE 3.8%
482	Precision Castparts Corporation	121,830

BEVERAGES 1.0%
393	Constellation Brands, Inc.*	33,393

BIOTECHNOLOGY 10.6%
318	Biogen Idec, Inc.*	97,267
664	Celgene Corporation*	92,695
1,170	Gilead Sciences, Inc.*	82,906
1,579	Seattle Genetics, Inc.*	71,939

		344,807

CHEMICALS 3.9%
1,121	Monsanto Company	127,536

COMMERCIAL BANKS 3.2%
1,953	First Republic Bank	105,442

COMMUNICATIONS EQUIPMENT 5.6%
1,338	Palo Alto Networks, Inc.*	91,787
1,146	QUALCOMM, Inc.	90,373

		182,160

COMPUTERS & PERIPHERALS 3.0%
183	Apple, Inc.	98,223

ELECTRICAL EQUIPMENT 2.9%
1,854	AMETEK, Inc.	95,462

ENERGY EQUIPMENT & SERVICES 5.7%
326	Core Laboratories N.V. (Netherlands)	64,692
2,809	Frank’s International N.V. (Netherlands)	69,607
719	Oceaneering International, Inc.	51,667

		185,966

FOOD & STAPLES RETAILING 5.7%
799	Costco Wholesale Corporation	89,233
2,673	Sprouts Farmers Market, Inc.*	96,308

		185,541

HEALTH CARE TECHNOLOGY 3.5%
706	athenahealth, Inc.*	113,129

INSURANCE 3.3%
1,078	ACE Ltd. (Switzerland)	106,787

INTERNET & CATALOG RETAIL 3.5%
336	Amazon.com, Inc.*	113,071

INTERNET SOFTWARE & SERVICES 9.0%
1,578	Facebook, Inc.*	95,059
95	Google, Inc.*	105,878
502	LinkedIn Corporation*	92,840

		293,777

IT SERVICES 1.9%
230	Alliance Data Systems Corporation*	62,663

LIFE SCIENCES TOOLS & SERVICES 2.3%
495	Illumina, Inc.*	73,587

MACHINERY 2.4%
517	Cummins, Inc.	77,028

SHARES	SECURITY DESCRIPTION			VALUE $
OIL, GAS & CONSUMABLE FUELS 2.7%
696	Continental Resources, Inc.*			86,492

PHARMACEUTICALS 3.0%
1,868	AbbVie, Inc.			96,015

ROAD & RAIL 1.3%
414	Kansas City Southern			42,253

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.7%
2,377	ARM Holdings PLC (United Kingdom) - ADR			121,156

SOFTWARE 3.8%
1,045	Salesforce.com, Inc.*			59,659
683	Workday, Inc.*			62,447

				122,106

SPECIALTY RETAIL 6.2%
2,163	CarMax, Inc.*			101,229
1,424	Tractor Supply Company			100,577

				201,806

TRADING COMPANIES & DISTRIBUTORS 2.2%
1,463	Fastenal Company			72,155

	Total Common Stocks (Cost $2,783,735)			3,062,385

SHORT TERM INVESTMENTS 7.4%
239,094	BlackRock Institutional Liquidity Funds FedFund Portfolio	0.01%	♦	239,094

	Total Short Term Investments (Cost $239,094)			239,094

	Total Investments 101.6% (Cost $3,022,829)			3,301,479
	Liabilities in Excess of Other Assets (1.6)%			(50,509)

	NET ASSETS 100.0%			$3,250,970

10	DoubleLine Equity Funds	The accompanying notes are an integral part of these financial statements.

March 31, 2014

INDUSTRY BREAKDOWN as a % of Net Assets:
Biotechnology	10.6%
Internet Software & Services	9.0%
Short Term Investments	7.4%
Specialty Retail	6.2%
Energy Equipment & Services	5.7%
Food & Staples Retailing	5.7%
Communications Equipment	5.6%
Chemicals	3.9%
Software	3.8%
Aerospace & Defense	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Health Care Technology	3.5%
Internet & Catalog Retail	3.5%
Insurance	3.3%
Commercial Banks	3.2%
Computers & Peripherals	3.0%
Pharmaceuticals	3.0%
Electrical Equipment	2.9%
Oil, Gas & Consumable Fuels	2.7%
Machinery	2.4%
Life Sciences Tools & Services	2.3%
Trading Companies & Distributors	2.2%
IT Services	1.9%
Road & Rail	1.3%
Beverages	1.0%
Other Assets and Liabilities	(1.6)%

100.0%

*	Non-income producing
ADR	American Depositary Receipt
♦	Seven-day yield as of March 31, 2014

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	11

Schedule of Investments DoubleLine Equities Technology Fund	March 31, 2014

SHARES	SECURITY DESCRIPTION	VALUE $
COMMON STOCKS 110.3%

BIOTECHNOLOGY 1.3%
266	Foundation Medicine, Inc.*	8,610

CAPITAL MARKETS 1.4%
181	Financial Engines, Inc.	9,191

COMMUNICATIONS EQUIPMENT 6.9%
253	Palo Alto Networks, Inc.*	17,356
341	QUALCOMM, Inc.	26,891

		44,247

COMPUTERS & PERIPHERALS 7.8%
56	Apple, Inc.	30,058
181	Nimble Storage, Inc.*	6,858
123	Stratasys Ltd.*	13,049

		49,965

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 4.8%
392	Cognex Corporation*	13,273
259	FARO Technologies, Inc.*	13,727
118	Universal Display Corporation*	3,765

		30,765

ENERGY EQUIPMENT & SERVICES 2.6%
231	Oceaneering International, Inc.	16,600

HEALTH CARE TECHNOLOGY 1.7%
69	athenahealth, Inc.*	11,057

INSURANCE 1.3%
166	ehealth, Inc.*	8,433

INTERNET & CATALOG RETAIL 3.9%
74	Amazon.com, Inc.*	24,902

INTERNET SOFTWARE & SERVICES 28.1%
289	Akamai Technologies, Inc.*	16,823
152	Benefitfocus, Inc.*	7,139
412	Care.com, Inc.*	6,818
304	Cornerstone OnDemand, Inc.*	14,552
103	CoStar Group, Inc.*	19,234
198	Cvent, Inc.*	7,158
259	Envestnet, Inc.*	10,407
457	Facebook, Inc.*	27,530
23	Google, Inc.*	25,634
122	LinkedIn Corporation*	22,563
440	Rackspace Hosting, Inc.*	14,441
145	SPS Commerce, Inc.*	8,910

		181,209

IT SERVICES 4.7%
111	Alliance Data Systems Corporation*	30,242

SHARES	SECURITY DESCRIPTION	VALUE $
PROFESSIONAL SERVICES 3.1%
357	WageWorks, Inc.*	20,031

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 7.1%
623	ARM Holdings PLC (United Kingdom) - ADR	31,754
351	Mellanox Technologies Ltd. (Israel)*	13,735

		45,489

SOFTWARE 35.6%
179	ANSYS, Inc.*	13,787
136	Concur Technologies, Inc.*	13,474
619	Ellie Mae, Inc.*	17,852
245	FireEye, Inc.*	15,085
323	Gigamon, Inc.*	9,816
222	Imperva, Inc.*	12,365
244	NetSuite, Inc.*	23,139
250	PROS Holdings, Inc.*	7,877
506	Salesforce.com, Inc.*	28,888
370	ServiceNow, Inc.*	22,170
292	Splunk, Inc.*	20,875
203	Tableau Software, Inc.*	15,444
74	Ultimate Software Group, Inc.*	10,138
201	Workday, Inc.*	18,377

		229,287

	Total Common Stocks (Cost $654,647)	710,028

	Total Investments 110.3% (Cost $654,647)	710,028
	Liabilities in Excess of Other Assets (10.3)%	(66,320)

	NET ASSETS 100.0%	$643,708

INDUSTRY BREAKDOWN as a % of Net Assets:
Software	35.6%
Internet Software & Services	28.1%
Computers & Peripherals	7.8%
Semiconductors & Semiconductor Equipment	7.1%
Communications Equipment	6.9%
Electronic Equipment, Instruments & Components	4.8%
IT Services	4.7%
Internet & Catalog Retail	3.9%
Professional Services	3.1%
Energy Equipment & Services	2.6%
Health Care Technology	1.7%
Capital Markets	1.4%
Biotechnology	1.3%
Insurance	1.3%
Other Assets and Liabilities	(10.3)%

100.0%

*	Non-income producing

ADR	American Depositary Receipt

12	DoubleLine Equity Funds	The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	March 31, 2014

	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund

ASSETS
Investments in Securities, at Value*	$17,611,432	$3,062,385	$710,028
Short-term Securities*	612,284	239,094	—
Receivable for Investments Sold	500,778	—	12,373
Receivable for Fund Shares Sold	38,245	3,041	558
Investment Advisory Fees Receivable	8,762	4,942	4,113
Interest and Dividends Receivable	246	798	11
Total Assets	18,771,747	3,310,260	727,083

LIABILITIES
Payable for Investments Purchased	545,530	—	—
Accrued Expenses	60,975	46,587	68,122
Transfer Agent Expenses Payable	10,554	10,971	7,377
Administration, Fund Accounting and Custodian Fees Payable	9,028	823	759
Distribution Fees Payable	4,767	559	35
Registration Fees Payable	3,267	350	242
Due to Custodian	—	—	6,840
Total Liabilities	634,121	59,290	83,375
Net Assets	$18,137,626	$3,250,970	$643,708

NET ASSETS CONSIST OF:
Paid-in Capital	$15,684,076	$2,878,424	$583,461
Undistributed (Accumulated) Net Investment Income (Loss)	—	—	—
Accumulated Net Realized Gain (Loss)	1,354,178	93,896	4,866
Net Unrealized Appreciation (Depreciation) on Investments in Securities	1,099,372	278,650	55,381
Net Assets	$18,137,626	$3,250,970	$643,708

*Identified Cost:
Investments in Securities	$16,512,060	$2,783,735	$654,647
Short-term Securities	$612,284	$239,094	$—

Class I (unlimited shares authorized):
Net Assets	$5,984,631	$1,821,443	$621,269
Shares Outstanding	438,028	144,184	55,285
Net Asset Value, Offering and Redemption Price per Share	$13.66	$12.63	$11.24

Class N (unlimited shares authorized):
Net Assets	$12,152,995	$1,429,527	$22,439
Shares Outstanding	891,914	113,390	2,000
Net Asset Value, Offering and Redemption Price per Share	$13.63	$12.61	$11.22

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	13

Statements of Operations	Period Ended March 31, 2014

	DoubleLine Equities Small Cap Growth Fund[1]	DoubleLine Equities Growth Fund[1]	DoubleLine Equities Technology Fund[2]

INVESTMENT INCOME
Income:
Dividends	$45,153	$11,257	$752
Interest	30	2	3
Total Investment Income	45,183	11,259	755
Expenses:
Professional Fees	109,007	106,262	46,840
Investment Advisory Fees	102,160	16,375	3,178
Shareholder Reporting Expenses	82,981	53,417	44,563
Registration Fees	52,261	34,800	46,028
Transfer Agent Expenses	45,942	38,005	22,612
Trustees’ Fees and Expenses	41,222	9,542	1,143
Administration, Fund Accounting and Custodian Fees	22,155	2,740	2,051
Distribution Fees - Class N	18,033	1,331	35
Miscellaneous Expenses	13,665	11,415	7,384
Total Expenses	487,426	273,887	173,834
Less: Fees Waived	(338,855)	(251,064)	(169,688)
Net Expenses	148,571	22,823	4,146

Net Investment Income	(103,388)	(11,564)	(3,391)

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments in Securities	1,764,742	135,119	8,257
Net Change in Unrealized Appreciation (Depreciation) on Investments in Securities	1,099,372	278,650	55,381
Net Realized and Unrealized Gain (Loss)	2,864,114	413,769	63,638

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,760,726	$402,205	$60,247

[1]	Commencement of operations on April 1, 2013
[2]	Commencement of operations on August 9, 2013

14	DoubleLine Equity Funds	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Period Ended March 31, 2014

	DoubleLine Equities Small Cap Growth Fund[1]	DoubleLine Equities Growth Fund[1]	DoubleLine Equities Technology Fund[2]

OPERATIONS
Net Investment Income	$(103,388)	$(11,564)	$(3,391)
Net Realized Gain (Loss)	1,764,742	135,119	8,257
Net Change in Unrealized Appreciation (Depreciation)	1,099,372	278,650	55,381
Net Increase (Decrease) in Net Assets Resulting from Operations	2,760,726	402,205	60,247

DISTRIBUTIONS TO SHAREHOLDERS
From Net Realized Gain
Class I	(93,599)	(21,187)	—
Class N	(213,577)	(8,472)	—
Total Distributions to Shareholders	(307,176)	(29,659)	—

NET SHARE TRANSACTIONS
Class I	4,910,811	1,500,621	563,461
Class N	10,773,265	1,377,803	20,000
Increase (Decrease) in Net Assets Resulting from Net Share Transactions	15,684,076	2,878,424	583,461

Total Increase (Decrease) in Net Assets	$18,137,626	$3,250,970	$643,708

NET ASSETS
Beginning of Period[3]	$—	$—	$—
End of Period	$18,137,626	$3,250,970	$643,708

Accumulated (Undistributed) Net Investment Income (Loss)	$—	$—	$—

[1]	Commencement of operations on April 1, 2013
[2]	Commencement of operations on August 9, 2013
[3]	Amount does not reflect the value of the Adviser’s seed money investment on March 8, 2013.

The accompanying notes are an integral part of these financial statements.	Annual Report	March 31, 2014	15

Financial Highlights

	DoubleLine Equities Small Cap Growth Fund[1]		DoubleLine Equities Growth Fund[1]		DoubleLine Equities Technology Fund[2]
	Year Ended March 31, 2014		Year Ended March 31, 2014		Period Ended March 31, 2014
	Class I	Class N	Class I	Class N	Class I		Class N

Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00	$10.00	$10.00		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) [5]	(0.12)	(0.12)	(0.07)	(0.07)	(0.07)		(0.07)
Net Gain (Loss) on Investments (Realized and Unrealized)	4.05	4.02	2.85	2.83	1.31		1.29
Total from Investment Operations	3.93	3.90	2.78	2.76	1.24		1.22

Less Distributions:
Distributions from Net Realized Gain	(0.27)	(0.27)	(0.15)	(0.15)	—		—
Total Distributions	(0.27)	(0.27)	(0.15)	(0.15)	—		—
Net Asset Value, End of Period	$13.66	$13.63	$12.63	$12.61	$11.24		$11.22
Total Return	39.46%	39.16%	27.83%	27.63%	12.40%		12.20%

Supplemental Data:
Net Assets, End of Period (000’s)	$5,985	$12,153	$1,821	$1,430	$621		$22
Ratios to Average Net Assets:
Expenses Before Fees Waived	4.14%	4.39%	13.32%	13.57%	46.49%	[4]	46.74%	[4]
Expenses After Fees Waived	1.15%	1.40%	1.05%	1.30%	1.10%	[4]	1.35%	[4]
Net Investment Income (Loss)	(0.92% )	(0.90% )	(0.58% )	(0.53% )	(0.91%	)[4]	(0.91%	)[4]
Portfolio Turnover Rate	181%	181%	54%	54%	28%	[3]	28%	[3]

[1]	Commencement of operations on April 1, 2013
[2]	Commencement of operations on August 9, 2013
[3]	Not annualized
[4]	Annualized
[5]	Calculated based on average shares outstanding during the period.

16	DoubleLine Equity Funds	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	March 31, 2014

1.  Organization

DoubleLine Equity Funds, a Massachusetts business trust (the “Trust”), is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of three funds, DoubleLine Equities Small Cap Growth Fund, DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund (each a “Fund” and collectively the “Funds”). Each Fund offers two classes of shares, Class N shares and Class I shares. Shares of the DoubleLine Equities Technology Fund are only available for purchase by advisory clients of DoubleLine Equity LP and its affiliates; employees and officers of DoubleLine Equity LP and its affiliates and their family members; and DoubleLine Equity LP and its affiliates.

The DoubleLine Equities Small Cap Growth Fund and DoubleLine Equities Growth Fund commenced operations on April 1, 2013. The DoubleLine Equities Technology Fund commenced operations on August 9, 2013.

Each Fund’s investment objective is to seek long-term capital appreciation.

2.  Significant Accounting Policies

The following is a summary of the significant accounting policies of the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Funds have adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Funds use end of period timing recognition to account for any transfers.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in private investment funds typically will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy. As of March 31, 2014, the Funds did not hold any investments in private investment funds.

Short-term debt investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market value. As of March 31, 2014, the Funds did not hold securities fair valued by the Valuation Committee.

Annual Report	March 31, 2014	17

Notes to Financial Statements  (Cont.)

The following is a summary of the fair valuations according to the inputs used to value the Funds’ investments as of March 31, 20141:

Category	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund
Investments in Securities
Level 1
Common Stock	$17,611,432	$3,062,385	$710,028
Money Market Funds	612,284	239,094	—
Total Level 1	18,223,716	3,301,479	710,028
Level 2	—	—	—
Level 3	—	—	—
Total	18,223,716	3,301,479	710,028

See	the Schedules of Investments for further disaggregation of investment categories.

[1]	There were no transfers into and out of Level 1, 2 or 3 during the period ended March 31, 2014.

B. Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Funds may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

The Funds have adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years, 2014 for the Funds, are those that are open for exam by taxing authorities. As of March 31, 2014 the Funds have no examinations in progress.

Management has analyzed the Funds’ tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-ended March 31, 2014. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received.

D. Dividends and Distributions to Shareholders. Dividends from the net investment income each Fund will be declared and paid at least annually. The Funds will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or accumulated net realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of a class of shares of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, attributable to that class, minus all liabilities (including estimated accrued expenses) attributable to that class by the total number of shares of that class outstanding, rounded to the nearest cent. The Fund’s NAV will not be calculated on the days on which the New York Stock Exchange is closed for trading.

G. Guarantees and Indemnifications. Under the Trust’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

18	DoubleLine Equity Funds

March 31, 2014

H. Other. Each share class of a Fund is charged for those expenses that are directly attributable to that share class. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets or on another reasonable basis. Investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net assets of the classes.

3.  Related Party Transactions

DoubleLine Equity LP (the “Adviser”) provides the Funds with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of each Fund, places orders for the purchase and sale of its portfolio securities and is responsible for the day-to-day management of the Trust’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.90%, 0.80%, and 0.85% of the average daily net assets of the DoubleLine Equities Small Cap Growth Fund, DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund, respectively. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Funds.

The Adviser has contractually agreed to limit the DoubleLine Equities Small Cap Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.15% for the Class I shares and 1.40% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Equities Growth Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.05% for the Class I shares and 1.30% for the Class N shares. The Adviser has contractually agreed to limit the DoubleLine Equities Technology Fund’s ordinary operating expenses so that its ratio of such expenses to average net assets will not exceed 1.10% for the Class I shares and 1.35% for the Class N shares. For the purposes of the expense limitation agreement between the Adviser and the Funds, “ordinary operating expenses” excludes taxes, commissions, mark-ups, litigation expenses, indemnification expenses, interest expenses, acquired fund fees and expenses, and any extraordinary expenses. Each Fund’s expense limitation may be terminated during its term only by a majority vote of the disinterested Trustees of the Board.

The Adviser is permitted to be reimbursed for fee waivers and/or expense reimbursements it made to a Fund in the prior three fiscal years. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees waived and/or expenses reimbursed. Any such reimbursement requested by the Adviser is subject to review by the Board and will be subject to the Fund’s expense limitations in place when the fees were waived or the expenses were reimbursed.

The Adviser contractually waived a portion of its fees or reimbursed certain operating expenses and may recapture a portion of the amounts no later than the dates as stated below:

Year of Expiration	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund
March 31, 2017	$338,855	$251,064	$169,688

All officers and two of the trustees of the Trust are officers or employees of DoubleLine Group LP. The Trust pays a fee only to those trustees who are not affiliated with DoubleLine Group LP or the Adviser.

4.  Distribution, Sales Charge and Redemption Fees

Class N shares of the Funds make payments under a distribution plan (“Distribution Plan”) adopted pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, each Fund compensates the Fund’s distributor for distribution and related services at an annual rate equal to 0.25% of the average daily net assets of the Fund attributable to its Class N shares. The fees may be used to pay the Fund’s distributor for distribution services and sales support services provided in connection with Class N shares.

5.  Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the period ended March 31, 2014 were as follows:

	Purchases at Cost	Sales or Maturity Proceeds
DoubleLine Equities Small Cap Growth Fund	$35,966,515	$21,219,197
DoubleLine Equities Growth Fund	3,747,691	1,099,075
DoubleLine Equities Technology Fund	820,872	174,482

There were no U.S. Government transactions during the period. U.S. Government transactions are defined as those involving U.S. Treasury bills, bonds, and notes.

Annual Report	March 31, 2014	19

Notes to Financial Statements  (Cont.)

6.  Income Tax Information

The tax character of distributions for the Funds were as follows:

	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund
	Year Ended March 31, 2014	Year Ended March 31, 2014	Period Ended March 31, 2014
Distributions Paid From:
Ordinary Income	$307,176	$29,659	$—
Total Distributions Paid	$307,176	$29,659	$—

The cost basis of investments for federal income tax purposes as of March 31, 2014 was as follows:

	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund
Tax Cost of Investments	$17,344,762	$3,023,801	$655,210
Gross Tax Unrealized Appreciation	1,848,927	342,636	83,295
Gross Tax Unrealized Depreciation	(969,973)	(64,958)	(28,477)
Net Tax Unrealized Appreciation (Depreciation)	$878,954	$277,678	$54,818

As of March 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

	DoubleLine Equities Small Cap Growth Fund	DoubleLine Equities Growth Fund	DoubleLine Equities Technology Fund
Net Tax Unrealized Appreciation (Depreciation)	$878,954	$277,678	$54,818
Undistributed Ordinary Income	1,573,760	94,868	5,429
Undistributed Long Term Capital Gain	836	—	—
Total Distributable Earnings	1,574,596	94,868	5,429
Other Accumulated Gains (Losses)	—	—	—
Total Accumulated Earnings (Losses)	$2,453,550	$372,546	$60,247

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after January 1, 2011 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

As of March 31, 2014, the Funds did not have any available capital loss carryforwards.

The Funds may elect to defer to the first day of the next taxable year all or part of any late-year ordinary losses or post-October capital losses. As of March 31, 2014, the Funds deferred, on a tax basis, no post-October losses.

Additionally, US GAAP require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to net operating losses. For the period ended March 31, 2014, the following table shows the reclassifications made:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid In Capital
DoubleLine Equities Small Cap Growth Fund	$103,388	$(103,388)	$—
DoubleLine Equities Growth Fund	11,564	(11,564)	—
DoubleLine Equities Technology Fund	3,391	(3,391)	—

20	DoubleLine Equity Funds

March 31, 2014

7.  Share Transactions

Transactions in each Fund’s shares were as follows:

	DoubleLine Equities Small Cap Growth Fund		DoubleLine Equities Growth Fund		DoubleLine Equities Technology Fund
	Year Ended March 31, 2014		Year Ended March 31, 2014		Period Ended March 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class I	732,882	$8,647,009	171,576	$1,839,841	55,285	$563,461
Class N	1,370,064	16,866,700	135,704	1,654,362	2,000	20,000
Reinvested Dividends
Class I	7,237	92,630	999	12,264	—	—
Class N	16,479	210,431	625	7,664	—	—
Shares Redeemed
Class I	(302,091)	(3,828,828)	(28,391)	(351,484)	—	—
Class N	(494,629)	(6,303,866)	(22,939)	(284,223)	—	—
Net Increase (Decrease) Resulting From Fund Share Transactions	1,329,942	$15,684,076	257,574	$2,878,424	57,285	$583,461

8.  Credit Facility

U.S. Bank, N.A. (the “Bank”) has made available to the Trust, along with another affiliated trust, an uncommitted, $450,000,000 credit facility for short term liquidity in connection with shareholder redemptions. Under the terms of the credit facility, borrowings for each Fund are limited to one-third of the total assets (including the amount borrowed) of the respective Fund. Fifty percent of the credit facility is available to all of the Funds, as well as the funds in the affiliated trust, on a first come, first served basis. The remaining 50% of the credit facility is allocated among the Funds and the funds in the affiliated trust in accordance with procedures adopted by the Board. Borrowings under this credit facility bear interest at the Bank’s prime rate less 0.50% (weighted average rate of 2.75% for the period ended March 31, 2014).

For the year ended of March 31, 2014, the Funds’ credit facility activity is as follows:

	Average Borrowings	Maximum Amount Outstanding	Interest Expense
DoubleLine Equities Small Cap Growth Fund	$822,933	$4,027,000	$1,886

9.  Significant Shareholder Holdings

As of March 31, 2014, shareholders affiliated with the Funds and/or Adviser owned shares of the Funds as follows:

	Shares	Percent of Total Outstanding Shares—Per Class	Percent of Total Outstanding Shares—Total Fund
DoubleLine Equities Small Cap Growth Fund—Class I	117,740	27%	9%
DoubleLine Equities Small Cap Growth Fund—Class N	49,222	6%	4%
DoubleLine Equities Growth Fund—Class I	97,632	68%	38%
DoubleLine Equities Technology Fund—Class I	43,603	79%	76%
DoubleLine Equities Technology Fund—Class N	2,000	100%	3%

Investment activities of these shareholders could have a material affect on each Fund.

10.  Principal Risks

Below are summaries of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s net asset value, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

•	cash position risk: to the extent that a Fund holds assets in cash, cash equivalents, and other short-term investments, the ability of the Fund to meet its objective may be limited.

Annual Report	March 31, 2014	21

Notes to Financial Statements  (Cont.)

•	concentration risk: concentrating investments in technology-related companies increases the risk of loss because the stocks of many or all of those companies may decline in value due to developments adversely affecting the industries in which they operate.

•	convertible securities risk: investing in convertible bonds and securities includes the risk that the issuer may default in the payment of principal and/or interest and the risk that the value of the investment may decline if interest rates rise.

•	depositary receipts risk: investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

•	derivatives risk: the risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase a Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing a Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge.

•	emerging market country risk: the risk that investing in emerging markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, and less developed legal systems than in many more developed countries.

•	equity issuer risk: the risk that the market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably, including due to factors affecting equity securities markets generally, particular industries represented in those markets, or the issuer itself.

•	foreign currency risk: the risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies.

•	foreign investing risk: the risk that a Fund’s investments will be affected by political, regulatory, and economic risks not present in domestic investments. In addition, if a Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate or restrict foreign exchange transactions.

•	growth securities risk: the risk that growth securities will be more sensitive to changes in current or expected earnings than other types of securities and tend to be more volatile than the market in general because their prices tend to reflect future investor expectations rather than just current profits.

•	investment company and exchange-traded fund risk: the risk that an investment company, including any exchange-traded fund (“ETF”), in which a Fund invests will not achieve its investment objective or execute its investment strategies effectively or that large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. A Fund must pay its pro rata portion of an investment company’s fees and expenses.

•	large shareholder risk: the risk that certain account holders, including funds or accounts over which the Adviser has investment discretion, may from time to time own or control a significant percentage of a Fund’s shares. A Fund is subject to the risk that a redemption by those shareholders of all or a portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities or invest cash when it would not otherwise do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase a Fund’s transaction costs, and accelerate the realization of taxable income and/or gains to shareholders.

•	limited operating history risk: the risk that a newly formed fund has a limited operating history to evaluate and may not attract sufficient assets to achieve or maximize investment and operational efficiencies.

•	liquidity risk: the risk that a Fund may be unable to sell a portfolio investment at a desirable time or at the value the Fund has placed on the investment.

•	market capitalization risk: the risk that investing substantially in issuers in one market capitalization category (large, medium or small) may adversely affect a Fund because of unfavorable market conditions particular to that category of issuers, such as larger, more established companies being unable to respond quickly to new competitive challenges or attain the high growth rates of successful smaller companies, or, conversely, stocks of smaller companies being more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources, fewer experienced managers and there typically being less publicly available information about small capitalization companies.

•	market risk: the risk that the overall market will perform poorly or that the returns from the securities in which a Fund invests will underperform returns from the general securities markets or other types of investments.

•	portfolio management risk: the risk that an investment strategy may fail to produce the intended results or that the securities held by a Fund will underperform other comparable funds because of the portfolio managers’ choice of investments.

•	portfolio turnover risk: the risk that frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in larger distributions of taxable capital gains to investors as compared to a fund that trades less frequently.

•	price volatility risk: the risk that the value of a Fund’s investment portfolio will change, potentially frequently and in large amounts, as the prices of its investments go up or down.

22	DoubleLine Equity Funds

March 31, 2014

•	privately-held companies and private funds risk: investments in privately-held companies and private funds are typically illiquid and may require a substantial period of time before a substantial increase in price (if any) can occur.

•	reliance on the adviser: the risk associated with each Fund’s ability to achieve its investment objective being dependent upon the Adviser’s ability to identify profitable investment opportunities for the Fund. While the portfolio managers of a Fund may have considerable experience in managing other portfolios with investment objectives, policies and strategies that are similar, the past experience of the portfolio managers does not guarantee future results for the Fund.

•	securities or sector selection risk: the risk that the securities held by the Fund will underperform securities held in other funds investing in similar asset classes or comparable benchmarks because of the portfolio managers’ choice of securities or sectors for investment.

•	small companies risk: small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

11.  Recently Issued Accounting Pronouncements

In June 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

12.  Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Adviser has informed the Board of Trustees of the Funds that it is evaluating strategic options for DoubleLine Equities Small Cap Growth Fund and the DoubleLine Equities Technology Fund including potentially winding down their operations. The Funds have determined that there are no other events that would need to be disclosed in the Fund’s financial statements.

Annual Report	March 31, 2014	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DoubleLine Equity Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DoubleLine Equities Small Cap Growth Fund, DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund (constituting DoubleLine Equity Funds, hereafter referred to as the “Funds”) at March 31, 2014, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2014 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

May 22, 2014

24	DoubleLine Equity Funds

Shareholder Expenses	(Unaudited)

Example

As a shareholder of DoubleLine Equities Small Cap Growth Fund, DoubleLine Equities Growth Fund and DoubleLine Equities Technology Fund (each a “Fund” and collectively the “Funds”), you incur two basic types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period covered by this report.

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the respective line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. In addition to the expenses shown below in the table, as a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Currently, if you request a redemption be made by wire, a $15.00 fee is charged by the Fund’s transfer agent. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. The transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Actual		Hypothetical (5% return before expenses)
		Fund’s Annualized Expense Ratio[1]	Beginning Account Value	Ending Account Value 3/31/14[1]	Expenses Paid During Period*[1]	Ending Account Value 3/31/14[1]	Expenses Paid During Period*[1]
DoubleLine Equities Small Cap Growth Fund	Class I	1.15%	$1,000	$1,105	$6.04	$1,019	$5.79
	Class N	1.40%	$1,000	$1,104	$7.35	$1,018	$7.04
DoubleLine Equities Growth Fund	Class I	1.05%	$1,000	$1,085	$5.46	$1,020	$5.29
	Class N	1.30%	$1,000	$1,084	$6.76	$1,018	$6.54
DoubleLine Equities Technology Fund	Class I	1.10%	$1,000	$1,062	$5.66	$1,019	$5.54
	Class N	1.35%	$1,000	$1,062	$6.94	$1,018	$6.79

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

1 Reflects fee waiver and expense limitation arrangements in effect during the period.

Annual Report	March 31, 2014	25

Growth of Investment	(Unaudited) March 31, 2014

DoubleLine Equities Small Cap Growth Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns1

As of March 31, 2014

Since Inception (4/1/2013)
DoubleLine Equities Small Cap Growth Fund Class I	39.46%
Russell 2000® Growth Index	29.05%

DoubleLine Equities Small Cap Growth Fund Class N	39.16%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Russell 2000® Growth Index—This Index measures the performance of the small-cap segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values.

26	DoubleLine Equity Funds

(Unaudited) March 31, 2014

DoubleLine Equities Growth Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2014
Since Inception (4/1/2013)
DoubleLine Equities Growth Fund Class I	27.83%
S&P 500® Index	22.40%

DoubleLine Equities Growth Fund Class N	27.63%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

S&P 500® Index—This index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Report	March 31, 2014	27

Growth of Investment (Cont.)	(Unaudited) March 31, 2014

DoubleLine Equities Technology Fund

Value of a $100,000 Investment

Class I Shares1

Total Returns[1] As of March 31, 2014
Since Inception (8/9/2013)
DoubleLine Equities Technology Fund Class I	12.40%
Merrill Lynch 100 Technology Index	17.36%

DoubleLine Equities Technology Fund Class N	12.20%

[1]	Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.doubleline.com. The Fund’s adviser waived a portion of its management fee and/or reimbursed Fund expenses during the period shown. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 877-DLine11 or visit www.doubleline.com for performance results current to the most recent month-end.

[2]	Performance of other classes will be greater or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes.

Merrill Lynch 100 Technology Index—This index measures the performance of a cross section of large, actively traded technology stocks and ADRs (American depository receipts). This index is an equal-dollar weighted index composed of 100 stocks.

28	DoubleLine Equity Funds

Federal Tax Information	(Unaudited)

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income is as follows:

Qualified Dividend Income
DoubleLine Equities Small Cap Growth Fund	2.33%
DoubleLine Equities Growth Fund	9.15%
DoubleLine Equities Technology Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended March 31, 2014 is as follows:

Dividend Received Deduction
DoubleLine Equities Small Cap Growth Fund	2.30%
DoubleLine Equities Growth Fund	6.60%
DoubleLine Equities Technology Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for each Fund were as follows:

DoubleLine Equities Small Cap Growth Fund	100.00%
DoubleLine Equities Growth Fund	100.00%
DoubleLine Equities Technology Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for each Fund were as follows:

DoubleLine Equities Small Cap Growth Fund	0.00%
DoubleLine Equities Growth Fund	0.01%
DoubleLine Equities Technology Fund	0.00%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.

Annual Report	March 31, 2014	29

Trustees and Officers	(Unaudited)

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen(2)	Other Directorships Held by Trustee During Past 5 years

Independent Trustees

Joseph J. Ciprari, 1964	Trustee	Indefinite/Since Inception	President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	14	None

John C. Salter, 1957	Trustee	Indefinite/Since Inception	Managing Director, Municipals, Chapdelaine & Co. Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	14	None

Raymond B. Woolson, 1958	Trustee	Indefinite/Since Inception	President, Apogee Group, Inc., a company providing financial consulting services.	14	None

(1) The address of each Independent Trustee is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

(2) Includes each series of DoubleLine Funds Trust and DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund.

The following Trustees are “interested persons” of the Fund Complex as defined in the 1940 Act because they are officers of the Adviser, and indirect shareholders in the Adviser.

Name, Address, and Year of Birth(1)	Position with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen	Other Directorships Held by Trustee During Past 5 years

Interested Trustees

Jeffrey E. Gundlach, 1959	Trustee	Indefinite/Since Inception	Chief Executive Officer and Chief Investment Officer, DoubleLine Equity LP (since January 2013); Chief Executive Officer and Chief Investment Officer, DoubleLine Capital LP (since December 2009); prior thereto, Chief Investment Officer, Group Managing Director and President, TCW Group.	12	None

R. Brendt Stallings, 1968	Trustee	Indefinite/Since Inception	Board Member, Agere Pharmaceuticals (since April 2014); Portfolio Manager and Partner, DoubleLine Equity LP (since January 2013); Director, Inglewood Park Cemetery (since July 2010); Trustee, Endowment Care Fund for Roosevelt Memorial Park Cemetery (since November 2004); prior thereto, Group Managing Director, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West.	3	None

(1) The address of each Interested Trustee is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

30	DoubleLine Equity Funds

(Unaudited)

Officers

The officers of the Trust who are not also Trustees of the Trust are:

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Ronald R. Redell, 1970	President	Indefinite/Since Inception	President, DoubleLine Equity Funds (since February 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Income Solutions Fund (since January 2013); Executive, DoubleLine Group LP (since January 2013); Trustee, Chairman, President and Chief Executive Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010). Formerly, President and Chief Executive Officer, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Susan Nichols, 1962	Treasurer and Principal Financial and Accounting Officer	Indefinite/Since Inception	Treasurer and Principal Financial and Accounting Officer, DoubleLine Equity Funds (since February 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Income Solutions Fund (since January 2013); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since October 2011); Treasurer and Principal Financial and Accounting Officer, DoubleLine Opportunistic Credit Fund (since July 2011); Director of Mutual Funds Operations, DoubleLine Capital LP. Formerly, Southern Wholesaler, DoubleLine Capital LP. Formerly, Assistant Treasurer, DoubleLine Funds Trust. Formerly, Senior Vice President, TCW.

Keith T. Kirk, 1963	Chief Compliance Officer	Indefinite/Since Inception	Chief Compliance Officer, DoubleLine Equity Funds (since February 2013); Chief Compliance Officer, DoubleLine Income Solutions Fund (since January 2013); Chief Compliance Officer, DoubleLine Funds Trust (since May 2012); Chief Compliance Officer, DoubleLine Opportunistic Credit Fund (since May 2012); Deputy General Counsel and Chief Compliance Officer, DoubleLine Capital LP (since January 2012). Formerly, Independent Compliance Consultant (from September 2009 through December 2011). Formerly, Chief Compliance Officer, Metropolitan West Asset Management LLC and Metropolitan West Funds (September 2004 through August 2009).

Louis C. Lucido, 1948	Secretary	Indefinite/Since Inception	Member of the Board of Directors, 826LA (since June 2013); Member of the Board of Directors, Junior Achievement of Southern California (since June 2013); Secretary, DoubleLine Equity Funds (since February 2013); Member of the Board of Directors, CASA of Los Angeles (since February 2013); Secretary, DoubleLine Income Solutions Fund (since January 2013); Member of the Advisory Board, Tanenbaum Landscape & Design Inc. (since January 2013); Secretary, DoubleLine Opportunistic Credit Fund (since July 2011); Chief Operating Officer, DoubleLine Capital LP (since June 2010); Secretary, DoubleLine Funds Trust (since January 2010); Member of Dean’s Executive Board, Stern School of Business, New York University (since June 2007). Formerly, Executive Vice President, DoubleLine Capital LP (from December 2009 through May 2010). Formerly, Group Managing Director, TCW.

Grace Walker, 1970	Assistant Treasurer	Indefinite/Since Inception	Assistant Treasurer, DoubleLine Equity Funds (since February 2013); Assistant Treasurer, DoubleLine Income Solutions Fund (since January 2013); Assistant Treasurer, DoubleLine Opportunistic Credit Fund (since March 2012); Assistant Treasurer, DoubleLine Funds Trust (since March 2012). Formerly, Assistant Treasurer of the private funds of Western Asset Management Company (from December 2004 through March 2012).

Earl A. Lariscy, 1966	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President and Assistant Secretary, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DoubleLine Opportunistic Credit Fund (since May 2012 and inception, respectively); General Counsel, DoubleLine Capital LP (since April 2010). Formerly, Director, Barclays Capital and Agency. Formerly, General Manager, Barclays Bank PLC’s California-based banking operations. Formerly, Vice President/Associate General Counsel, TCW. Formerly, Attorney, Linklaters.

Annual Report	March 31, 2014	31

Trustees and Officers (Cont.)	(Unaudited)

Name, Address, and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Cris Santa Ana, 1965	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Opportunistic Credit Fund (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010). Formerly, Managing Director, TCW.

David Kennedy, 1964	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DoubleLine Opportunistic Credit Fund (since May 2012); Director, Trading and Settlements, DoubleLine Capital LP (since December 2009). Formerly, Senior Vice President, TCW.

Patrick A. Townzen, 1978	Vice President	Indefinite/Since Inception	Vice President, DoubleLine Equity Funds (since February 2013); Vice President, DoubleLine Income Solutions Fund (since January 2013); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DoubleLine Opportunistic Credit Fund (since September 2012); Director of Operations, DoubleLine Capital LP (since September 2012). Formerly, Manager, Western Asset Management Company.

(1) The address of each officer is c/o DoubleLine Equity LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-DLine11 (877-354-6311).

32	DoubleLine Equity Funds

Information About Proxy Voting	(Unaudited)

Information about how a Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

A description of the Funds’ proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at http://www.sec.gov.

Information About Portfolio Holdings

It is the policy of the Trust to provide certain unaudited information regarding the portfolio composition of the Funds as of month-end to shareholders and others upon request to the Funds, beginning on the 15th calendar day after the end of the month (or, if not a business day, the next business day thereafter).

Shareholders and others who wish to obtain portfolio holdings for a particular month may make a request by contacting the Funds at no charge at 877-DLine11 (877-354-6311) between the hours of 7:00 a.m. and 5:00 p.m. Pacific time, Monday through Friday, beginning on the 15th day following the end of that month (or, if not a business day, the next business day thereafter). Requests for portfolio holdings may be made on a monthly basis pursuant to this procedure, or standing requests for portfolio holdings may be accepted.

The Trust is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Trust’s Forms N-Q are available on the SEC website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Annual Report	March 31, 2014	33

Privacy Notice	(Unaudited)

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for DoubleLine to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	In order to alert a customer to other financial products and services offered by an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11(877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

34	DoubleLine Equity Funds

DoubleLine Equity LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	info@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Equity LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Distributor:

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

U.S. Bank, N.A.

1555 North River Center

Drive, Suite 302

Milwaukee, WI 53212

Independent Registered

Public Accounting Firm:

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doublelinefunds.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Raymond B. Woolson is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$59,000	N/A
Audit-Related Fees	$2,000	N/A
Tax Fees	$15,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	$15,000	N/A
Registrant’s Investment Adviser	$745,300	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             DoubleLine Equity Funds

By (Signature and Title)                     /s/ Ronald R. Redell

                                                                     Ronald R. Redell, President

Date                                                  5/28/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                     /s/ Ronald R. Redell

                                                                     Ronald R. Redell, President

Date                                                  5/28/14

By (Signature and Title)             /s/ Susan Nichols

                                                                     Susan Nichols, Treasurer and

                                                                     Principal Financial and Accounting Officer

Date                                                 5/28/14